EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF EMPRESS MINING INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Empress Mining Inc. for the quarter ended November 30, 2014, the undersigned, Nicholas Soo, President of Empress Mining Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended November 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended November 30, 2014 fairly presents, in all material respects, the financial condition and results of operations of Empress Mining Inc.

Date: April 29, 2015	By:	/s/ Nicholas Soo
Nicholas Soo
President, and (principal executive officer, principal financial officer and principal accounting officer)